SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of report (date of earliest event reported):

                                  July 13, 2001

                      ROBOCOM SYSTEMS INTERNATIONAL INC.
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            (Exact name of Registrant as specified in its charter)

                                    New York
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                 (State or other jurisdiction of incorporation)

       0-22735                                                  11-2617048
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(Commission File No.)                                        (I.R.S. Employer
                                                            Identification No.)

                  511 Ocean Avenue, Massapequa, New York 11758
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               (Address of Principal Executive Offices) (Zip Code)

                                 (516) 795-5100
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Item 4. Changes in Registrant's Certifying Accountant.

      On July 13, 2001, the Company was informed by Ernst & Young LLP that they were resigning as the Company's independent auditors. The Company has not as yet filed its Annual Report on Form 10-KSB for the year ended May 31, 2001 or engaged a successor independent auditor.

      The reports of Ernst & Young LLP on the Company's financial statements for the years ended May 31, 1999 and 2000 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

      In connection with the audits of the Company's financial statements for each of the two years in the period ended May 31, 2000, and in the subsequent interim period, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the matter in their report. The Company has requested Ernst & Young LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated July 19, 2001 is filed as Exhibit 16.1 to this Form 8-K.

Item 6. Resignations of Registrant's Executive Officers and Directors.

      On June 22, 2001, William J. Hancock resigned from the Company's Board of Directors. On July 12, 2001, C. Kenneth Morrelly resigned from the Company's Board of Directors and as Chief Executive Officer of the Company. On July 13, 2001, Elizabeth Burke, Chief Financial Officer of the Company, separated her employment with the Company.

      Following the resignation of Mr. Morrelly, Irwin Balaban, Chairman of the Board of the Company, was appointed Chief Executive Officer of the Company. Mr. Balaban had been Chief Executive Officer of the Company from the Company's inception in 1982 until his retirement in March 1999.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits.

      Exhibit No.       Description
      -----------       -----------

      16.1              Letter from Ernst & Young LLP dated July 19, 2001


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 19, 2001

                                     ROBOCOM SERVICES INTERNATIONAL INC.


                                     By: /s/:Irwin Balaban
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                                         Irwin Balaban
                                         Chief Executive Officer

                                  EXHIBIT INDEX

      Exhibit         Document
      -------         --------

      16.1            Letter from Ernst & Young LLP dated July 19, 2001


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